Victory Funds

Victory High Income Municipal Bond Fund

Supplement dated March 2, 2021

to the Summary Prospectus dated May 1, 2020 ("Summary Prospectus"), as supplemented

1.Effective March 2, 2021, references in the Summary Prospectus to John C. Bonnell as a portfolio manager for the Fund are removed. Lauren Spalten is added as a portfolio manager for the Fund.

2.The table under the section titled INVESTMENT TEAM is amended to include Ms. Spalten as follows:

	Title	Tenure with the Fund
Lauren Spalten	Portfolio Manager	Since March 2021

If you wish to obtain more information, please call the Victory Funds at 800-539-3863 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.